SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 19, 2001


                          PRIMESOURCE HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in its Charter)

  MASSACHUSETTS                       1-14961                      04-2741310
(State of Other Jurisdiction      (Commission File             (I.R.S. Employer
  of Incorporation)                    Number)               Identification No.)



                 3700 E. Columbia Street, Tucson, Arizona 85714
               (Address of Principal Executive Offices) (Zip Code)

                                 (520) 512-1100
               Registrant's Telephone Number, including area code


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Item 5.   Other Events.

          On December 21, 2001, PrimeSource Healthcare, Inc. (the "Company") issued a press release announcing the appointment of William H. Lomicka as Chairman of the Board, Shaun McMeans as the Company's Chief Operating Officer and Chief Financial Officer and Joseph Potenza as the Company's Senior Vice President of Sales and Marketing. The press release is attached hereto as
Exhibit 99.1 and is hereby incorporated herein by this reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

    99.1  PrimeSource Healthcare, Inc. Press Release, dated December 21, 2001.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PRIMESOURCE HEALTHCARE, INC.



                                             By:   /s/ Shaun McMeans
                                                  ------------------------------
                                             Name:  Shaun McMeans
                                             Title: Chief Operating Officer and
                                                      Chief Financial Officer


DATED:  December 21, 2001

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                          PRIMESOURCE HEALTHCARE, INC.

                            Exhibit Index to Form 8-K


Exhibit No.

99.1       PrimeSource Healthcare, Inc. Press Release, dated December 21, 2001.